Investor Showcase and Technology Demonstration Wednesday, October 10 | New York Exhibit 99.1

Additional Information For additional information with respect to Resideo Technologies, Inc. and the proposed spin-off, please refer to the Form 10 Registration Statement, as it may be further amended, on file with the Securities and Exchange Commission (“Form 10”). The spin-off is subject to customary conditions. The financial information included in this document may not necessarily reflect Resideo's financial position, results of operations, and cash flows in the future or what Resideo's financial position results of operations, and cash flows would have been had Resideo been an independent, publicly traded company during the periods presented. This communication shall not constitute an offer of any securities for sale, nor shall there be any offer, sale or distribution of securities in any jurisdiction in which such offer, sale or distribution would be unlawful prior to appropriate registration or qualification under the securities law of such jurisdiction. Non-GAAP Financial Measures This presentation includes Adjusted EBITDA, Adjusted EBITDA including environmental indemnification payments, Adjusted EBITDA Margin, Segment Profit, Segment Profit Margin and other financial measures not compliant with generally accepted accounting principles in the United States (GAAP). The non-GAAP financial measures provided herein are adjusted for certain items as presented in the Appendix and may not be directly comparable to similar measures used by other companies in our industry, as other companies may define such measures differently. Management believes that, when considered together with reported amounts, these measures are useful to investors and management in understanding our ongoing operations and in analysis of ongoing operating trends. These metrics should be considered in addition to, and not as replacements for, the most comparable GAAP measure. Refer to the Appendix attached to this presentation for reconciliations of non-GAAP financial measures to the most directly comparable GAAP measures. We believe EBITDA, Adjusted EBITDA, Adjusted EBITDA including environmental indemnification payments, Adjusted EBITDA Margin, Segment Profit, and Segment Profit Margin are important indicators of operating performance which more closely measure our operating profit. A reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin to the closest GAAP financial measure is not available without unreasonable efforts on a forward-looking basis due to the impact and timing on future operating results arising from items excluded from these measures, particularly standalone costs, environmental indemnification reimbursement expense, non-operating (income) expense, stock compensation expense and repositioning charges. For additional information with respect to our Unaudited Combined Financial Statements, see our Form 10. Disclaimer Forward-Looking Statements This presentation contains “forward-looking statements.” All statements, other than statements of fact, that address activities, events or developments that we or our management intend, expect, project, believe or anticipate will or may occur in the future are forward-looking statements. Although we believe forward-looking statements are based upon reasonable assumptions, such statements involve known and unknown risks, uncertainties, and other factors, which may cause the actual results or performance of the company to be materially different from any future results or performance expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to those described in the Form 10 under the headings “Risk Factors” and “Cautionary Statement Concerning Forward-Looking Statements.” You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Forward looking statements are not guarantees of future performance, and actual results, developments and business decisions may differ from those envisaged by our forward-looking statements.

Mike Nefkens | President and CEO Executive Overview

3

Today's Presenters

Executive Overview
9:00-9:20 a.m.

Mike Nefkens, *President and CEO*

Products Overview
9:20-9:40 a.m.

Mike Nefkens, *President and CEO*



- Previously EVP and GM Hewlett Packard Enterprise
- Led successful turnaround and spinoff-merger of HP Enterprise Services and served on executive team of HP's PC/Printers and software business spinoff into a standalone company

Connected Home Software Overview
9:40-9:55 a.m.

Scott Harkins, *Vice President and General Manager, Connected Home*



- 30 years of experience in residential markets
- Several previous sales and leadership positions at Honeywell; instrumental in transformation to connected, software-driven solutions

ADI Distribution Overview
9:55-10:10 a.m.

Rob Aarnes, *President, ADI Global Distribution*



- ADI North America leader for 6 years
- 30 years of logistics and distribution experience
- Began career in the U.S. Navy as a supply officer

Break
10:10-10:25 a.m.

Growth Strategy
10:25-10:40 a.m.

Inder Reddy, *Vice President, Corporate Strategy*



- Previously president, Honeywell Security Products Americas
- Responsible for overall strategy for Products and Distribution
- Engineer by training, with Honeywell since 2010

Financial Review
10:40-11:00 a.m.

Joe Ragan, *Executive Vice President and CFO*



- Previously CFO Ferroglobe PLC where he led merger and significant recapitalization
- Experienced CFO for multiple publicly traded companies

Q&A
11:00-11:30 a.m.

resideo

4

RESIDEO | Snapshot

LAUNCHING OCTOBER 2018

REZI

NYSE

$4.77B - 4.83B	$605M - 615M	$465M - 475M
2018E Net Sales	Pro Forma Adj. EBITDA (2018E)	Pro Forma Adj. EBITDA Incl. Enviro. Indem. (2018E)

4.7 MILLION CONNECTED CUSTOMERS

150 MILLION HOUSEHOLDS with a Honeywell product

200+ DISTRIBUTOR STOCKING LOCATIONS

14,500 EMPLOYEES

INSTALLATION OF **15 MILLION** SYSTEMS A YEAR

DATA COLLECTED FROM **30 MILLION** SENSOR POINTS

OVER **100,000** CONTRACTORS SERVED THROUGH ADI DISTRIBUTION

#1 GLOBAL DISTRIBUTOR SECURITY PRODUCTS

[1] Pro Forma (PF) Adjusted EBITDA including environmental indemnification payments is PF Adjusted EBITDA adjusted for payment pursuant to Indemnification and Reimbursement Agreement ("Reimbursement Agreement"). PF Adjusted EBITDA represents EBITDA adjusted for the Trademark License Agreement, environmental expense, standalone costs, non-operating (income) expense, stock compensation expense and repositioning charges. See Appendix.

resideo

RESIDEO | Business Overview Positioned to Win Industry Leadership Products Comfort & Care Security & Safety Distribution Americas EMEA India Select Customers ADT A.O. Smith The Home Depot Net Sales1 Segment Overview (2017 Actual) Geography Overview Channel Overview Leading global provider of critical residential comfort and security solutions Licensing agreement to use Honeywell Home brand for 40 years Leading global wholesale distributor of security and low voltage products Segment Profit Net Sales1 Net Sales1 $4.5B 2017 FY Sales Smart Home. Simplified. 95% 1Pie chart shows total sales of $4,856M, which includes intercompany sales of $337M Johnstone Trane USAA

Broadest Portfolio Supported by Leading Distribution Business 1 2 3 4 8 7 6 5 2 9 *Most Active SKUs RESIDEO | End-to-End Customer Experience

Multi-Channel Strategy Provides Stability and Customer Diversification RESIDEO | Honeywell Home and ADI: Creating a Better Experience Contractors: Deep relationships, many of which extend over 20 years OEMs: Long-standing relationships over 25 years, with some over 40 years Other: E-commerce, homebuilders, insurance companies, utilities and other adjacent channels PROFESSIONAL INSTALLATION Enhanced Customer Value Customer Experience: Resideo Security Products sold through ADI Distribution with Net Promoter Score >50* Vertical Integration: Built-in third-party logistics (3PL) for fulfillment and distribution Share of Wallet: Revenue and wall-to-wall margin opportunities for Resideo, as ADI customers expand their security purchases into multiple categories *Internal survey data

Electrical Contractors Professional Expertise Key to Simplifying Connected Home for Consumers RESIDEO | Modernizing Pro Channels to Deliver Connected Home Experience HVAC Contractors HVAC/ Energy Management Security & Safety Home Categories Professional Channels Electrical & Lighting Security Dealers Entertainment & Audio/ Visual Wellness Monitoring Plumbing Plumbing Contractors Other Professionals A/V, Entertainment Dealers Upskill and Expand Capabilities Select Connected Home Pros Smart Home. Simplified.

9

RESIDEO | Go-To-Market Channels


Products and Solutions
ADI Distribution
Professional Installation
Retail / Etail / Utilities
~$120M
OEM
~$650M
Factory Direct
~$140M
Distributors
~$1,135M
Resideo
~$390M
RemainCo
Honeywell
~$305M
Other Third
Parties
~$1,780M
$337M
ADI
GLOBAL DISTRIBUTION
Retail, Telcos, Utilities, Banks, Etail, Insurance
OEM
Professional Contractors
Professional Installation
Security Dealers
System Integrators
Other Professionals
Homeowners and Other End Users

Source: 2017 Company data

Our Position in Professional Installation is Our Strategic Advantage

10

RESIDEO | **Addressable Markets**

	Products and Solutions		Distribution
	Comfort & Care	Security & Safety	
2018 Global Addressable Market	***~$10 Billion*** *2017 Comfort & Care Net Sales: $1.6B*	***~$5 Billion*** *2017 Security & Safety Net Sales: $0.8B*	***~$20 Billion*** *2017 Distribution Net Sales: $2.5B*
Select Products		 AlarmNet AlarmNet 360™	Intrusion, Wire, Video, Access, Fire
Resideo's Industry Leadership[1]	**Leader** Thermostats **Major Player** Connected Thermostats **Major Player** Humidity Systems	**Leader** Security Systems **Leader** Indoor Sensors **Major Player** Remote Services	**Leader** Americas Distribution **Leader** EMEA Distribution **Strong Player** India Distribution
Select Competitors	• Aprilaire • BWT • Carrier • Ecobee • Emerson • Nest • SIT • Tado • Trane • UTC • Vivint • Watts	• 2GIG • Alarm.com • Bosch • Hive • iSmartAlarm • Qolsys • Ring • SimpliSafe • Tyco • UTC • Vivint	• Aditya • Anixter • CSC • Norbain • Prama • Rexel • Scansource

Source: IHS Markit (IHS), Navigant Consulting (Navigant), Building Services Research and Information Association (BSRIA) and management estimates Note: Net sales includes $337M intercompany sales in 2017. [1] Industry leadership per management estimates.

Strong Market Positions in Addressable Markets

11

RESIDEO | Momentum Underpinned by Favorable Macro Trends

Key Macro Trends
Growing Demand for Comfort, Efficiency and Security
Increasingly Connected Consumers
Growing Demand for Expertise and Services

Key Stats

New Housing Starts (Units in M)[1]


1.1
1.2
1.2
~18%
1.5
2015
2016
2017
Long-Term Median

Renovation and Remodeling Spend ($M)[2]


2009 - 2017 CAGR: ~8%
$392
$748
2009
2017

Installed Base of Connected Things, Consumer Segment (Units in M)[3]


2017 – 2020E CAGR = ~35%
5,244
7,036
12,863
2017
2018
2020E

Source: Research and Management Estimates [1]According to the US Census Bureau. Long-term median represents data from 1960 – 2017. [2]According to the Bureau of Economic Analysis (BEA). [3]According to Gartner Inc.

Strong Industry Outlook Driven by Favorable Macro Trends

12

RESIDEO | Proven Leadership With Transaction and Technology Experience

New Leadership Talent …



Michael Nefkens, *President and CEO*

- Technology sector
- Running complex multinational organizations
- Delivering innovative solutions and shareholder value
- Strong leadership with proven record of delivering for customers

DXC.technology | Hewlett Packard Enterprise | hp



Joe Ragan, *Executive Vice President and CFO*

- Finance, accounting, business management
- Experience in managing all accounting functions, credit and collections, payroll
- Extensive background as a public company CFO

Ferroglobe | GLOBE SPECIALTY METALS

… Paired with Significant Continuity from Honeywell

Rob Aarnes *President ADI Distribution*	ADI	GUNNAR	Drove above market growth, enhanced customer experience, built e-commerce presence
Jennifer Bonuso *VPGM Consumer Products*	Whirlpool		Strong consumer marketing, product knowledge, sales
Michael Flink *VP Marketing and Sales*	Honeywell	ADI	Pricing management, global experience, developing and implementing growth strategies
Scott Harkins *VPGM Connected Home*	Honeywell		IoT initiatives and partnerships that add value to the consumers Connected Home experience
Steve Kelly *Chief HR Officer*	Honeywell	DANAHER	Multi-industry HR background, developing and maintaining key business talent
Jeannine Lane *General Counsel*	Honeywell	Prestone	Significant IP and U.S. Consumer Product Safety Commission experience, strong business acumen to work out legal solutions
Bruce Mathews *Chief Information Officer*	Honeywell		Strong knowledge on ERP deployments, infrastructure management and implementation
Inder Reddy *VP Corporate Strategy*	Honeywell	BCG	Deep product knowledge, contract negotiations, NPI development, software experience
Edgar Tu *Chief Technology Officer*	DELL	SONY	Innovation, process knowledge, product knowledge, technology
Anselm Wong *Spin Transition Leader* *VP of Finance*	Honeywell		Capital allocation decisions, M&A, manufacturing, financial systems implementation

Focus on Continuous Improvement Will Live on in Resideo Operating System

9%+ 1H 2017 – 1H 2018 NET SALES GROWTH 165 BPS 1H 2018 SEGMENT MARGIN CHANGE (YoY) KEY WINS CONNECTED DEVICE GROWTH1 25%+ CAGR 2013 – 2018E Strong Momentum Heading into Spin 6%+ 2017A – 2018E SALES GROWTH 1Connected is defined as any device with the capability to be monitored or controlled from a remote location by an end-user or service provider ADT Defenders The Home Depot Lennar RESIDEO | 2018E Financial Performance

Mike Nefkens | President and CEO Segment Overview: Products

PRODUCTS | Segment Overview Comfort & Care Security & Safety Temperature and Humidity Telehealth Water Air Panels Peripherals Sensors Cameras Communication Devices Awareness Sales by Geography2 Sales by Product Category Connected / Non-Connected3 Software Solutions 1Total Products sales includes intercompany sales $337M in 2017 2Americas represents North and South America. Other principally represents Australia, China, New Zealand and South Korea. 3Connected is defined as any device with the capability to be monitored or controlled from a remote location by an end-user or service provider 2017 Actual1 $2.5B Cloud Infrastructure and Software Thermal

PRODUCTS | History and Future Innovation 130+ Years of Experience Providing Proven, Trusted and Tested Solutions SCOT – Adaptive Combustion Control 1885 1950 1960 1970 1990 2000 2009 2014 2016 2017 2018 Q1 2018 Q2 2018 Q4 Planned Introduction of New Products Honeywell Founding Thermostat Damper Flapper Microelectronic Arming Station VISTA Control Panel Zone Panel Lyric Round The Minneapolis Thermostat The Honeywell Round Key Switch The Prestige 2.0 Comfort System Water Heater Control Water Leak & Freeze Detector AlarmNet 360 Cloud Platform Alarm Platform & Cloud Services T Series Thermostats Cameras Smart Home Security 1916 1980 1890 SELECT NEW PRODUCTS Smart Vents Remote Appliance Monitoring Adaptive Combustion Control Global Intrusion Platform T10 Thermostat

Key Partnerships PRODUCTS | Major Player in Connected Home Software Solutions Expanding Developer Ecosystem

Software that Creates Recurring Revenue and Long Term Customers PRODUCTS | Software Ties It All Together Software that unlocks new recurring revenue business models for contractors Recurring revenue with developers and participation in key smart home ecosystems Seamless control across connected product categories and control of 3rd party products Consumer in-app services offered on recurring revenue model

PRODUCTS | Honeywell Home App

PRODUCTS | Deep Engineering Capabilities and Strong Intellectual Property Innovative Solutions Protected by Robust Intellectual Property Portfolio Global Engineering and Design Footprint Robust Patent Portfolio and IP Strategy Proven Global IP Strategy State-of-the art management and docketing system Dedicated IP analytics team for enforcement and clearance Strong industry and legal expertise 1,300 Engineers >50% focused on software and firmware 3,000 Patents and Pending Applications Worldwide 17 Sites Globally Low cost region capabilities for greater ROI 3 Dedicated Software Centers of Excellence Red = R&D Engineering Centers Blue = User Experience Design Centers Green = Agency Accredited Labs

PRODUCTS | Manufacturing Footprint Localized, Integrated Supply Chain to Support Products Business Globally Products Distribution Center (Owned) Resideo Manufacturing Site Products Distribution Center (3PL Operated) 14 3PL-Operated Distribution Centers 15 Countries 18 Manufacturing Sites 3 Owned Distribution Centers EMEA 8 Manufacturing Sites APAC 2 Manufacturing Sites Americas 8 Manufacturing Sites

Scott Harkins | Vice President, General Manager, Connected Home Connected Home and Software

Software that Creates Recurring Revenue and Long Term Customers CONNECTED HOME | Business Overview Positioned to Win Business Model Launched 1st cloud services in 1980s Large installed base of connected devices and consumers Participate in categories with proven SaaS revenue models Recurring revenue from pro channel, developers and consumers User Experience that simplifies the smart home Active in leading ecosystems and large developer community Contractor Services Software that unlocks new recurring revenue business models and account management Developer Services Recurring revenue business model for developers to access APIs Consumer Services Consumer facing in-app services offered on a recurring revenue model Product Connectivity Seamless control across connected product categories Open ecosystems with 3rd party product participation 1Total Products sales includes intercompany sales $337M in 2017

Software that Creates Recurring Revenue and Long Term Customers CONNECTED HOME | Software Ties It All Together Software that unlocks new recurring revenue business models for contractors Recurring revenue with developers and participation in key smart home ecosystems Seamless control across connected product categories and control of 3rd party products Consumer in-app services offered on recurring revenue model

25

CONNECTED HOME | **Solutions and Growth Highlights**

	AlarmNet		Connected Home		Software Services
Key Products and Solutions	***Total Connect Application***	AlarmNet AlarmNet 360™ ***Cloud Platform***	***Total Connect Comfort Application***	***Honeywell Home***	 • *Predictive Maintenance* • *HVAC Monitoring* • *Auto-Replenishment* • *Remote Patient Monitoring* • *Whole House Monitoring*

Key Growth Initiatives

- Simplified user experiences for contractors, developers and consumers
- Expand recurring revenues via new software offerings
- Converge platforms and expand geographically

4.7M
Connected Users

25%+
CAGR 2013-2018E

resideo

Our Business Aligns to Customer Needs | Software Brings It All Together 86% ENERGY EFFICIENCY 77% INCREASED CONVENIENCE Source: PwC Survey 2016, US Non-Owners of Connected Home Devices 81% HOME SECURITY 73% GREATER CONTROL Consumer Motivating Factors Influencing Smart Home Device Purchase Contractors Consumers Developers CONNECTED HOME | Focused on End-to-End Customer Experience

Rob Aarnes | President, ADI Global Distribution Segment Overview: Distribution

ADI DISTRIBUTION | Segment Overview

ADI DISTRIBUTION | Segment Overview Product Categories Growth Culture $2.2B $2.5B 2015 2017 $2.6B $141M Sales by Geography Sales by Product Category 2017 Actual 6.5%+ CAGR Intrusion Networking Fire Comms Video Surveillance Central Vacuum Access Control Tools & Hardware Power Wire & Cable Audio/Video PRO & Residential 1Other Includes: Fire and life safety, wire and cable, audio visual, and all other 2Security Includes: Intrusion, video surveillance, and access control

ADI DISTRIBUTION | Geographic Footprint 350K Products 200+ Stocking Locations 19 Distribution Centers 1,300 Suppliers Sales in 100+ countries Countries with stocking locations North America Office locations within US and Canada 108 branches 9 distribution centers India 16 branches 3 distribution centers 13 stock locations EMEA 71 branch locations across 14 countries in Europe 9 distribution centers 5 warehouses Exports 100+ countries globally Targeted growth in other regions with large customers

Products and Services Helping Our Customers Be More Productive, Knowledgeable, and Profitable ADI DISTRIBUTION | Service Excellence as a Competitive Advantage Product Trainings and Showcase Systems Design 24/7 Order Pickup Programming, Testing, Configuration Total Supply Chain Management Project Registration 60+ NPS* Value Added Services *Internal survey data

Direct Lens into Industry Trends for Professional Channel ADI DISTRIBUTION | Growth Initiatives Enhance Digital Experience Expand Product Categories Expand Sales Footprint Key Growth Drivers More Products Through Existing Channels Private Label New Product Introduction ADI Website & Mobile App Engaging Functionality Professional A/V and Connectivity New Product Categories Continued Support of Honeywell Commercial Security and Fire Products 25-35% Growth 25-35% Growth 15-20% Growth

Inder Reddy | Vice President, Corporate Strategy Growth Strategy

Double Down on the Pro Channel and Grow Connected Categories GROWTH STRATEGY | Driving Growth Across Five Areas Innovative Solutions Software & Connectivity Professional Channels New Channels & Geographies Customer Service & New Categories Products and Solutions Distribution 1 2 3 4 5

Grow Software and Connected Solutions GROWTH STRATEGY | Winning with Design, Technology and Connectivity 1 INNOVATIVE SOLUTIONS to Solve Customers’ Critical Needs 2 SOFTWARE & CONNECTIVITY for Value and Convenience Design Focus Designing for everyday life and critical home operations Core Technology Essential technologies with industry expertise and know-how Innovation Strong patent portfolio, AI, algorithms, control systems and analytics Common Platform Global, hybrid cloud for speed and scale Unified Experience Simple, consistent user experience across products Ecosystem Choices Curated choices and major ecosystems connectivity

Pro-First Approach to Deliver Connected Home Solutions GROWTH STRATEGY | Growing with Pro Services and Channel Expansion 3 PROFESSIONAL CHANNELS to Strengthen Core and Grow 4 NEW CHANNELS and GEOGRAPHIES to Expand Presence Training & Support Marketing & Demand Generation Learning & Networking Events Partner Productivity Tools Energy & Demand Management Risk Mitigation Energy Efficiency, Safety & Productivity DIY Solutions Expansion into Select High-Growth Countries via OEM Partnerships & Localized Solutions 20%+ Connected Category Growth $1B+ Opportunity

Distribution Partner of Choice for Connected Home Solutions GROWTH STRATEGY | ADI Distribution Growth Priorities 5 DISTRIBUTION EXCELLENCE To Support Professional Channel Field sales & tele-sales teams Selected new geographies Professional AV and connectivity ADI private label products Expanding Sales Footprint Growth in Core & Adjacent Categories Enhanced eCommerce experience Pre-sales support, Training | Secure Lockers | 1-hour pick up service Enhance Digital Customer Experience 15%+ Growth 25-35% Growth 20%+ Growth

Double Down on the Pro Channel and Grow Connected Categories GROWTH STRATEGY | The Resideo Advantage Resideo Competitors Knowledge & Expertise Global Leader – Trusted, Tested, Proven; >150M Homes Niche competency Breadth of Solutions On the Wall, Behind the Wall, Exterior, and In the Cloud Point products Solution Capabilities End-to-end Hardware & Software Solutions Niche solutions Customer Experience Unified, Seamless Experience with ADI Distribution Touch points/channels Go to Market Pro First; Simplified Connected Home Experience DIY or DIFM Well-Positioned to Deliver Strong Profitable Growth

Joe Ragan | Executive Vice President and CFO Financial Overview

40

Strong Track Record | (US$ in Millions)

Net Sales


2015 - 2017 CAGR 4%
~6%
$4,154
$4,455
$4,519
$4,770 - $4,830
2015
2016
2017
2018E

Adjusted EBITDA[1]


PF Adjusted EBITDA[2]
$554 / $414[3]
$605 - $615 / $465 - $475[3]
$485
$345
12%
8%
$599
$459
13%
10%
$583
$443
13%
10%
$635 - $645
$495 - $505
13%
10%
2015
2016
2017
2018E
Adj. EBITDA including environmental indemnification payments
Adj. EBITDA margin (pre-indemnity payment)
Adj. EBITDA margin (post-indemnity payment)
Indemnity payment of $140M

Adjusted EBITDA Incl. Environmental Indemnification Payments[1] Less Capital Expenditures


$277
80%
$399
87%
$394
89%
$440 - $450
~89%
2015
2016
2017
2018E

Capital Expenditures


$68
2%
$60
1%
$49
1%
$55
~1%
2015
2016
2017
2018E

Note: 2018E margins calculated based off the midpoint of the estimated ranges. See Appendix for Adjusted EBITDA reconciliation. [1]Adjusted EBITDA adjusted for standalone costs, environmental expense, non-operating (income) expense, stock compensation expense and repositioning charges. Adjusted EBITDA is not pro forma for the impact of the Trademark License Agreement. Blue Dotted box on chart represents indemnity payment of $140M. Solid bars represent Adjusted EBITDA including environmental indemnification payments and is adjusted for an indemnity payment of $140M. [2]PF Adjusted EBITDA represents Adjusted EBITDA adjusted for the impact of the Trademark License Agreement. 2018E Trademark License Agreement Impact assumes ~$30M. [3]PF Adjusted EBITDA including environmental indemnification payments is PF Adjusted EBITDA adjusted for an indemnity payment of $140M.

Attractive Financial Profile 2015 – 2018 Net Sales Bridge | (US$ in Millions)

Profitable Growth 2015 – 2017 EBITDA Bridge | (US$ in Millions) Note: Adjusted EBITDA including environmental indemnification payments is Adjusted EBITDA adjusted for an indemnity payment of $140M. Adjusted EBITDA adjusted for standalone costs, environmental expense, non-operating (income) expense, stock compensation expense and repositioning charges. Adjusted EBITDA is not pro forma for the impact of the Trademark License Agreement. See Appendix. ¹PF Adjusted EBITDA including environmental indemnification payments is PF Adjusted EBITDA adjusted for an indemnity payment of $140M. PF Adjusted EBITDA represents PF EBITDA adjusted for the impact of the Trademark License Agreement, standalone costs, environmental expense, non-operating (income) expense, stock compensation expense and repositioning charges. See Appendix.

Accelerating EBITDA 2017 – 2018 EBITDA Bridge | (US$ in Millions) Note: PF Adjusted EBITDA represents PF EBITDA adjusted for the impact of the Trademark License Agreement, standalone costs, environmental expense, non-operating (income) expense, stock compensation expense and repositioning charges. 1 PF Adjusted EBITDA including environmental indemnification payments is PF Adjusted EBITDA adjusted for an indemnity payment of $140M. See Appendix.

Investments that Reinforce Capabilities and Grow Market Position (US$ in Millions) Capital Expenditure Priorities Modest capex needs Ample capacity for growth Continuous improvement in manufacturing processes driven by operating principles Capital Expenditures Capex (as % of Sales) Research and Development Priorities Robust patent portfolio (~3,000 patents and pending applications worldwide) R&D spending driven by investments in new product platforms and software business Strong pipeline to support long-term growth Research and Development Expenses R&D Expense (as a % of Product Sales) Note: 2018E % of product sales calculated based off the midpoint of the estimated ranges.

45

Strong Capital Structure and Liquidity Position to Drive Growth
(US$ in Millions)

Pro Forma Capitalization

Tranche	Amount	xLTM EBITDA	Maturity
Cash and Cash Equivalents[3]	$75		
$350M Revolver	-	0.0x	5 Years
Term Loan A	$350	0.7	5 Years
Term Loan B	$475	1.0	7 Years
Total Secured Debt	**$825**	**1.7x**	
Net Secured Debt	**$750**	**1.6x**	
Senior Unsecured Notes	$400	0.8x	8 Years
Total Debt	**$1,225**	**2.6x**	
Total Net Debt [4]	**$1,150**	**2.4x**	
PF LTM Q2 2018 Adj. EBITDA including environmental indemnification payments[2]	**$474**		

Capital Allocation Priorities

A — Organic Growth
- ✓ 4%+ organic growth by investing in connected solutions, R&D and commercial excellence[1]

B — Deleveraging
- ✓ Long-term target Debt / PF Adjusted EBITDA[2] ~2.0 x
- ✓ Near-term focus to delever through strong free cash flow

C — Return on Capital
- ✓ Expect to declare modest dividend in 2019, subject to Board approval

D — Acquisitions
- ✓ Select disciplined tuck-in acquisitions to access new technologies, new intellectual property, new product categories and new geographies

[1] 2015 – 2017 organic growth [2] PF Adjusted EBITDA including environmental indemnification payments is PF Adjusted EBITDA adjusted for an indemnity payment of $140M. PF Adjusted EBITDA represents EBITDA adjusted for the impact of the Trademark License Agreement, environmental expense, standalone costs, non-operating (income) expense, stock compensation expense and repositioning charges. [3] Honeywell and the Company have agreed that, upon completion of the Spin-Off and the related retirement of certain intercompany liabilities between Honeywell and the Company on or shortly after the Share Distribution Date, the Company will have an aggregate amount of cash-on-hand equal to approximately $75 million to $100 million. [4] Assumes $75M cash and cash equivalents. See Appendix.

resideo

Indemnification and Reimbursement Overview and Impact Agreement for 25 years with maximum cash payment capped at $140M in respect of any year (exclusive of any late payment fees up to 5% per annum) plus any deferred amounts Financial relationship with Honeywell; not a contingent liability for Resideo Honeywell retains liability and is responsible for management and remediation Cash payments subordinated to all material indebtedness and subject to compliance with financial covenants Expenses recognized under the agreement not tax deductible by Resideo Conservative expectation of $140M of cash payment in respect of any year, but actual payment shall be the lesser of $140M or 90% of Honeywell’s net spend Note: See Appendix for further information on Indemnification and Reimbursement Agreement.

47

2019 Full Year Financial Metrics

Organic Growth	4%+
Adjusted EBITDA Margin	~13% *excl. environmental indemnification payments*[1] / ~10% *incl. environmental indemnification payments*[2]
Capital Expenditures / Research & Development	Capital Expenditures at ~1% of sales / Research and Development Expenses of ~$125M
Tax Rate	~27% Marginal Tax Rate
Capital Return	Expect to declare modest dividends (~20% payout ratio) subject to Board approval
Balance Sheet Priorities	Funding growth with existing liquidity; Targeting long-term gross leverage ~2x

Note: Achieving these stated financial goals involves risk and uncertainties; many factors could affect actual financial results and could cause actual results to differ materially from these stated financial goals. See "Risk Factors," Forward Looking Statements" and "Cautionary Statement Regarding Forward-Looking Statements" in our Form 10. [1] Adjusted EBITDA represents EBITDA adjusted for the impact of the environmental expense, standalone costs, non-operating (income) expense, stock compensation expense and repositioning charges. [2] Adjusted EBITDA including environmental indemnification payments is Adjusted EBITDA adjusted for an indemnity payment of $140M. See Appendix.

resideo

Mike Nefkens | President and CEO Conclusion

Positioned to Drive Shareholder Value Well Into the Future RESIDEO | We are Winning and Have Momentum With Resideo: We believe your home will anticipate and deliver your comfort and efficiency needs through our innovative smart home solutions installed by our professional channel partners We Have: Winning track record with size, scale, and loyal customer base Leading positions integrating and running most critical systems in a home Well capitalized balance sheet Strong cash flow, liquidity and ability to grow business Profitable Top and Bottom Line Growth

Q&A

Appendix Supplementary Materials

Cash Reimbursement Payments to Honeywell Capped at $140M in Respect of Any Year Indemnification and Reimbursement Overview and Impact Background Honeywell is responsible for the environmental remediation of ~230 sites or groups of sites currently undergoing environmental remediation On the effective date, Resideo will enter into an Indemnification and Reimbursement Agreement (Reimbursement Agreement) with Honeywell Resideo will have obligation to make cash payments to Honeywell related to the remediation of the sites subject to the agreement, up to 90% of cash payments made by Honeywell less 90% of Honeywell’s net insurance receipts and less 90% of certain other specified amounts received by Honeywell Indemnity Obligation Payments subject to a cap of $140M in respect of any year (exclusive of any late payment fees up to 5% per annum) plus any deferred amounts Indemnity payment will be subject to compliance with financial covenants in credit agreement and is subordinated to all material indebtedness Agreement for a duration of 25 years, up to December 31, 2043, or 3rd consecutive year during which the annual indemnity payment obligations are less than $25M Honeywell’s Net Liability Upon spin, Resideo recognizes a liability to account for the contingent aspect of the indemnification and carries over Honeywell’s historical basis of the underlying obligation being indemnified As of June 30, 2018, the Company would have approximately $640M of liability under the Reimbursement Agreement Based on the Reimbursement Agreement, the liability will generally be recorded at 90% of Honeywell’s accrued liability (net of 90% of insurance receipts and certain other specified amounts) Quarterly meetings between Honeywell counsel managing liability and Resideo counsel to discuss claims experience P&L Impact Resideo will generally record 90% of the costs recorded by Honeywell Honeywell accrues noncash expense related to environmental matters when it is probable that it has incurred a liability and the amount can be reasonably estimated Note: Expense was $282M in 2017; Averaged ~$215M over last three years Cash Flow Impact Resideo will record an operating cash outflow for amounts paid to Honeywell in respect of a given year not to exceed the $140M cap plus any late payment amounts accruing if Resideo is subject to a specified event of default under certain indebtedness or is not compliant with certain financial covenants in certain indebtedness on a pro forma basis, provided these conditions are not continuing at this time of payment Tax Treatment Resideo’s payments to Honeywell will not be tax deductible by Resideo

53

Net Loss to EBITDA Reconciliation | (US$ in Millions)

Reconciliation

	2015A	2016A	2017A	H1 2017	H1 2018	LTM Q2 2018
Net Sales	$4,154	$4,455	$4,519	$2,158	$2,361	$4,722
Net Income (Loss) – GAAP	**$147**	**$177**	**$(394)**	**$32**	**$78**	**$(348)**
Net Interest Income	(1)	(3)	(3)	(2)	(1)	(2)
Tax Expense	110	133	560	54	6	512
Depreciation	54	57	57	28	27	56
Amortization	4	7	10	5	6	11
EBITDA (Non-GAAP)	**$314**	**$371**	**$230**	**$117**	**$116**	**$229**
(1) Environmental Expense	173	190	282	100	176	358
(2) Estimated Stand-Alone Costs	(16)	6	31	7	7	31
(3) Stock Compensation Expense	10	13	16	8	9	17
(4) Non-Operating (Income) Expense	(6)	0	1	2	1	0
Repositioning Charges	10	19	23	19	5	9
Adjusted EBITDA (Non-GAAP)	**$485**	**$599**	**$583**	**$253**	**$314**	**$644**
Adjusted EBITDA (Non-GAAP) Margin	*12 %*	*13 %*	*13 %*	*12%*	*13%*	*14 %*
(5) Assumed Cash Payments related to Indemnification and Reimbursement Agreement Obligations[1]	(140)	(140)	(140)	(70)	(70)	(140)
Adjusted EBITDA including environmental indemnification payments (Non-GAAP)	**$345**	**$459**	**$443**	**$183**	**$244**	**$504**
Adjusted EBITDA including environmental indemnification payments (Non-GAAP) Margin	*8 %*	*10 %*	*10 %*	*8%*	*10%*	*11 %*
Net Income (Loss) GAAP Margin	*4 %*	*4 %*	*(9)%*	*1%*	*3%*	*(7)%*
Capital Expenditures	(68)	(60)	(49)	(22)	(23)	(50)
Adjusted EBITDA including environmental indemnification payments (Non-GAAP) less Capital Expenditures	**$277**	**$399**	**$394**	**$161**	**$221**	**$454**
% Conversion	*80%*	*87%*	*89%*	*88%*	*91%*	*90%*

Note: Margins calculated as % of net sales. [1] Assumed cash paid for the environmental obligations subject to the cap of $140M in respect of a year in accordance with the terms of the Indemnification and Reimbursement Agreement. Independent of the Indemnification and Reimbursement Agreement, Resideo will have ongoing liability for certain environmental claims which are part of SpinCo's going forward business. For 2017 these payments totaled ~$1.1M.

Commentary

1. Represents historical environmental expenses as reported under 100% carryover basis
2. Represents the difference between Resideo's estimate of Selling, general and administrative costs as a stand-alone company and historical allocated costs. The preliminary estimates is ~$265M on an annual basis, which replaces the historical allocations on a carve-out basis of presentation
3. Stock compensation expense adjustment includes only non-cash expenses
4. Non-operating income / expense adjustment excludes net interest income / expenses
5. On a going forward basis, pursuant to the Indemnification and Reimbursement Agreement Resideo expects to indemnify Honeywell in amounts equal to 90% of payments. Such payments will be subject to a cap of $140M in respect of liabilities arising in any given year (exclusive of any late payment fees up to 5% per annum)

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54

Pro-Forma Net Loss to Pro-Forma EBITDA Reconciliation | (US$ in Millions)

Reconciliation

		PF 2017A	PF LTM Q2 2018
	Net Sales	$4,519	$4,722
1	**Net Loss – GAAP**	**$(425)**	**$(380)**
2	Net Interest Expense	71	73
3	Tax Expense	520	479
	Depreciation	57	56
	Amortization	10	11
	PF EBITDA (Non-GAAP)	**$233**	**$239**
4	Environmental Expense	254	322
	Estimated Stand-Alone Costs	31	31
	Stock Compensation Expense	16	17
5	Non-Operating (Income) Expense	(3)	(4)
	Repositioning Charges	23	9
6	**PF Adjusted EBITDA (Non-GAAP)**	**$554**	**$614**
	Adjusted EBITDA (Non-GAAP) Margin	*12 %*	*13 %*
	Assumed Cash Payments related to Indemnification and Reimbursement Agreement Obligations[1]	140	140
	PF Adjusted EBITDA including environmental indemnification payments (Non-GAAP)	**$414**	**$474**
	Adjusted EBITDA including environmental indemnification payments (Non-GAAP) Margin	*9 %*	*10 %*
	Net Income (Loss) GAAP Margin	*(9)%*	*(8)%*

Commentary

1. Reflects the impact of the Trademark License Agreement with Honeywell, indebtedness from pro-forma capital structure (principal amount of $1,225M), settlement of cash pooling and short-term notes receivables and payables, and impact of certain pension assets and liabilities, impact of Indemnification and Reimbursement Agreement to include 90% of Honeywell's expenses
2. Reflects add back of net interest expense including adjustments related to indebtedness in an aggregate principal amount of $1,225M
3. Reflects add back of tax expense including adjustments from pro-forma indebtedness (principal amount of $1,225M), Trademark License Agreement, settlement of cash pooling and short-term notes receivables and payables, and impact of certain pension assets and liabilities
4. Reflects add back of environmental expenses including the impact of the Indemnification and Reimbursement Agreement with Honeywell pursuant to which Resideo will have an obligation to make cash payments to Honeywell in amounts equal to 90% of Honeywell's certain environmental-related liabilities, net of recoveries, in each case related to legacy elements of the Honeywell homes business, including the legal costs of defending and resolving such liabilities
5. Reflects the impact of Resideo's assumption of certain pension assets and liabilities for employees who are eligible for benefits under defined benefit pension plans that are currently sponsored by Honeywell
6. Includes impact of Trademark License Agreement with Honeywell in respect of certain Products segment sales

Source: Management Estimates Note: Assumes transaction close at 31-Dec-2018. Margin calculated as % of net sales. [1] Assumed cash paid for the environmental obligations subject to the cap of $140M in respect of a year in accordance with the terms of the Indemnification and Reimbursement Agreement. Independent of the Indemnification and Reimbursement Agreement, Resideo will have ongoing liability for certain environmental claims which are part of SpinCo's going forward business. For 2017 these payments totaled ~$1.1M.

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55

Segment Profit Reconciliation | (US$ in Millions)

Products Segment Profit Calculation	H1 2017	H1 2018	LTM Q2 2018
Total Sales	$1,116	$1,200	$ 2,463
Less Intersegment Sales	(174)	(159)	(322)
External Sales	**$942**	**$1,041**	**$ 2,141**
Cost of Products and Services Sold	(528)	(584)	(1,205)
Selling General and Administrative and Other Expenses	(265)	(259)	(534)
Segment Profit	**$149**	**$198**	**$ 402**
Segment Profit Margin	*13 %*	*17 %*	*16 %*

Distribution Segment Profit Calculation	H1 2017	H1 2018	LTM Q2 2018
Total Sales	$1,216	$1,320	$ 2,581
Less Intersegment Sales	0	0	0
External Sales	**$1,216**	**$1,320**	**$ 2,581**
Cost of Products and Services Sold	(995)	(1,081)	(2,118)
Selling General and Administrative and Other Expenses	(157)	(165)	(322)
Segment Profit	**$64**	**$74**	**$ 141**
Segment Profit Margin	*5 %*	*6 %*	*5 %*

Total	H1 2017	H1 2018	LTM Q2 2018
Total Sales	$ 2,332	$ 2,520	$ 5,044
Less Intersegment Sales	$(174)	$(159)	$(322)
External Sales	**$ 2,158**	**$ 2,361**	**$ 4,722**
Segment Profit	**$ 213**	**$ 272**	**$ 543**
Segment Profit Margin	*9.1 %*	*10.8 %*	*10.8 %*

Segment Profit to Income Before Taxes Reconciliation	H1 2017	H1 2018	LTM Q2 2018
Products Segment Profit	$149	198	$ 402
Distribution Segment Profit	64	74	141
Total Segment Profit	**$213**	**272**	**$ 543**
Pension Expense	(8)	(7)	(15)
Repositioning Charges	(19)	(5)	(9)
Other Expense	(100)	(176)	(357)
Interest and Other Charges, net	0	0	2
Income Before Taxes	**$86**	**$84**	**$ 164**
Income Before Taxes Margin	*3.7 %*	*3.3 %*	*3.3 %*

Note: Segment profit margin calculated as % of total sales.

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